CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR33

$[1,000,000,000]

(Approximate)

Expected Investor Settlement Date:  December [30], 2002

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The revised Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

I.  TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating 1	Original Balance (+/-5%)	Initial Coupon	Appx. $ Price	Avg. Life2	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin3	W.A. MTR
I-A-1	Senior/WAC/ PT	AAA/Aaa	$[97,000,000]	[4.8175]% 4	N/A	N/A	N/A	Swaps	25	N/A	N/A
AR	Senior/Residual	AAA/NR	$[100]	[4.8175]% 5	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/PT	AAA/Aaa	$[125,000,000]	[4.5792]% 6	N/A	N/A	N/A	Swaps	25	N/A	N/A
II-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.6960]% 7	N/A	N/A	N/A	N/A	25	N/A	N/A
III-A-1	Senior/PT	AAA/Aaa	$[50,000,000]	[4.6288]% 8	N/A	N/A	N/A	Swaps	25	N/A	N/A
III-A-2	Senior/WAC/ PT	AAA/Aaa	$[150,000,000]	[5.2186]% 9	[101-29+]	[2.50]	[180]	Swaps	25	[2.28]	[57]
III-A-3	Senior/PT	AAA/Aaa	$[150,000,000]	[5.1188]% 10	N/A	N/A	N/A	Swaps	25	N/A	N/A
III-A-4	Senior/PT	AAA/Aaa	$[150,000,000]	[4.4012]% 11	N/A	N/A	N/A	Swaps	25	N/A	N/A
III-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.4925]% 12	N/A	N/A	N/A	N/A	25	N/A	N/A
IV-A-1	Senior/WAC/ PT	AAA/Aaa	$[46,500,000]	[5.3016]% 13	N/A	[2.88]	N/A	Swaps	25	[2.07]	[82]
V-A-1	Senior/Floater	AAA/Aaa	$[155,700,000]	[1.920]% 14	[100-00]	[3.05]	[50]	1M LIBOR	25	N/A	N/A
C-B-1	Subordinate/ WAC	AA/[Aa3]	$[9,500,000]	[5.1941]% 15	[99-31]	[4.04]	[220]	Treas. Curve	25	N/A	[55]
C-B-2	Subordinate/ WAC	A/[A3]	$[6,600,000]	[5.1941]% 15	[99-03]	[4.04]	[245]	Treas. Curve	25	N/A	[55]
C-B-3	Subordinate/ WAC	BBB/[Baa3]	$[4,000,000]	[5.1941]% 15	[98-01+]	[4.04]	[275]	Treas. Curve	25	N/A	[55]
V-M-1	Subordinate/ Floater	AA/[Aa2]	$[4,460,000]	[2.470]% 1	[100-00]	[5.12]	[105]	1M LIBOR	25	N/A	N/A
V-M-2	Subordinate/ Floater	A/[A2]	$[2,028,000]	[3.420]% 2	[100-00]	[4.09]	[200]	1M LIBOR	25	N/A	N/A

Revised information is PRELIMINARY and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1

The Group I, Group II, Group III, Group IV and Group V Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class V-X Certificates will be rated.

2

The weighted average life to respective weighted average reset dates is shown with respect to Group I, Group II, Group III, Group IV and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group V Certificates.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.8175]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

5

The initial pass-through rate on the Class AR Certificates is expected to be approximately [4.8175]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [4.5792]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less the sum of (i) the per annum pass-through rate on the Class II-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

7

The notional amount of the Class II-X Certificates will equal the Class II-A-1 Certificate principal balance.  Through the distribution date in [December 2006], the per annum pass-through rate on the Class II-X Certificates is expected to be approximately [0.6960]%.  After the distribution date in [December 2006], the per annum pass-through rate on the Class II-X Certificates will be [0.3800]% (30/360 accrual basis, 24 day delay).

8

`The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [4.6288]% per annum.   Through the distribution date in [February 2007], the per annum pass-through rate on the III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less [0.6250]%.  After the distribution date in [February 2007], the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less [0.3500]% (30/360 accrual basis, 24 day delay).

9

The initial pass-through rate on the Class III-A-2 Certificates is expected to be approximately [5.2186]% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-2 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

10

The initial pass-through rate on the Class III-A-3 Certificates is expected to be approximately [5.1188]% per annum.   Through the distribution date in [February 2007], the per annum pass-through rate on the III-A-3 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less [0.1350]%.  After the distribution date in [February 2007], the per annum pass-through rate on the Class III-A-3 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less [0.3500]% (30/360 accrual basis, 24 day delay).

11

The initial pass-through rate on the Class III-A-4 Certificates is expected to be approximately [4.4012]% per annum.   Through the distribution date in [February 2007], the per annum pass-through rate on the III-A-4 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less [0.8526]%.  After the distribution date in [February 2007], the per annum pass-through rate on the Class III-A-4 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less [0.3500]% (30/360 accrual basis, 24 day delay).

12

The notional amount of the Class III-X Certificates will equal the sum of the Class III-A-1, Class III-A-3 and Class III-A4 Certificate principal balances.  The initial pass-through rate on the Class III-X Certificates is expected to be [0.4925]% per annum.  Through the distribution date in [February 2007], the per annum pass-through rate on the Class III-X Certificates is equal to a fraction, expressed as a percentage, the numerator of which is the sum of (a) the product of [0.6050]% and the class principal balance of the Class III-A-1 Certificates, (b) the product of [0.1150]% and the class principal balance of the III-A-3 Certificates and (c) the product of [0.8326]% and the class principal balance of the Class III-A-4 Certificates, and the denominator of which is the sum of the class principal balances of the Class III-A-1, the Class III-A-3 and the Class III-A4 Certificates.  After the distribution date in [February 2007], the per annum pass-through rate on the Class III-X Certificates will be [0.3300]% (30/360 accrual basis, 24 day delay).

13

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [5.3016]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

14

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [1.920]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [0.50]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans, the Class V-A-1 certificate margin will increase to [1.00]%.

15

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.1941]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III and group IV (in each case, less 0.02%) mortgage loans (30/360 accrual basis, 24 day delay).

16

The initial pass-through rate on the Class V-M-1 Certificates is expected to be approximately [2.470]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [1.05]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans the Class V-M-1 certificate margin will increase to [1.55]%.

17

The initial pass-through rate on the Class V-M-2 Certificates is expected to be approximately [3.420]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-M-2   Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [2.00]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group V mortgage loans the Class V-M-2 certificate margin will increase to [2.50]%.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

I.

  TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating1	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin2	W.A. MTR
C-B-4	Subordinate/WAC	BB/[Ba3]	$[830,000]	[5.1941]% 3	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-5	Subordinate/WAC	B/[B3]	$[1,600,000]	[5.1941]% 3	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-6	Subordinate/WAC	NR/NR	$[1,600,000]	[5.1941]% 3	N/A	N/A	N/A	N/A	N/A	N/A	N/A
V-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1 The Group C-B Certificates (other than the Class C-B-6 Certificates) are expected to be rated by one or both rating agencies. Neither the Class C-B-6 Certificates nor the

Class V-X Certificates will be rated.

2 Based on weighted average information on the assumed collateral as of the Cut-off Date.

3 The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.1941]%. After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II, group III and group IV (in each case, less 0.02%) mortgage loans.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[5.225]%	Average Loan Balance	$[384,364.09]
Net WAC	[4.868]%	Maximum Loan Balance	$[1,465,850.43]
WA Gross Margin	[2.462]%	California Concentration	[39.53]%
WA Net Margin	[2.105]%	WA Original LTV	[69.27]%
Index: 1 Year LIBOR	[45.5]%	WA Credit Score	[729]
6 Month LIBOR	[35.2]%
1 Year CMT	[18.2]%
WA Months to Reset	[31]	Full Doc	[81.6]%
WAM	[353]	Reduced Doc	[17.6]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[5.647]%	Average Loan Balance	$[414,492.95]
Net WAC	[5.280]%	Maximum Loan Balance	$[1,500,000.00]
WA Gross Margin	[2.719]%	California Concentration	[39.90]%
WA Net Margin	[2.352]%	WA Original LTV	[68.66]%
Index: 1 Year CMT	[65.5]%	WA Credit Score	[736]
6 Month LIBOR	[19.3]%
1 Year LIBOR	[15.2]%
WA Months to Reset	[56]	Full Doc	[74.4]%
WAM	[356]	Reduced Doc	[25.0]%

LOAN GROUP III COLLATERAL DETAILS
WAC	[5.607]%	Average Loan Balance	$[403,591.26]
Net WAC	[5.239]%	Maximum Loan Balance	$[1,434,500.01]
WA Gross Margin	[2.666]%	California Concentration	[46.68]%
WA Net Margin	[2.297]%	WA Original LTV	[68.33]%
Index: 1 Year CMT	[52.2]%	WA Credit Score	[735]
6 Month LIBOR	[26.9]%
1 Year LIBOR	[20.9]%
WA Months to Reset	[57]	Full Doc	[77.6]%
WAM	[357]	Reduced Doc	[21.5]%

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP IV COLLATERAL DETAILS
WAC	[5.694]%	Average Loan Balance	$[412,743.61]
Net WAC	[5.322]%	Maximum Loan Balance	$[999,999.99]
WA Gross Margin	[2.466]%	California Concentration	[41.70]%
WA Net Margin	[2.094]%	WA Original LTV	[64.52]%
Index: 1 Year LIBOR	[56.8]%	WA Credit Score	[740]
6 Month LIBOR	[40.0]%
1 Year CMT	[3.2]%
WA Months to Reset	[82]	Full Doc	[75.6]%
WAM	[355]	Reduced Doc	[24.4]%

AGGREGATE LOAN GROUPS I-IV COLLATERAL DETAILS
WAC	[5.571]%	Average Loan Balance	$[403,314.55]
Net WAC	[5.204]%	Maximum Loan Balance	$[1,500,000.00]
WA Gross Margin	[2.637]%	California Concentration	[44.40]%
WA Net Margin	[2.270]%	WA Original LTV	[68.27]%
Index: 1 Year CMT	[47.1]%	WA Credit Score	[735]
6 Month LIBOR	[27.5]%
1 Year LIBOR	[25.2]%
WA Months to Reset	[55]	Full Doc	[77.5]%
WAM	[356]	Reduced Doc	[21.7]%

LOAN GROUP V COLLATERAL DETAILS
WAC	[7.011]%	Average Loan Balance	$[355,204.50]
Net WAC	[6.689]%	Maximum Loan Balance	$[1,000,000.00]
WA Gross Margin	[3.812]%	California Concentration	[48.65]%
WA Net Margin	[3.490]%	WA Original LTV	[77.14]%
Index: 6 Month LIBOR	[75.5]%	WA Credit Score	[698]
1 Year CMT	[23.8]%
WA Months to Reset	[30]	Full Doc	[31.6]%
WAM	[350]	Reduced Doc	[32.6]%

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

III.  NET FUNDS CAP

Group V Net Funds Cap:

The annual pass-through rate on each Class of the Group V Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group V mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group V Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group V Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class V-X Certificates.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

IV.

  CREDIT ENHANCEMENT (Groups I-IV)

Subordination:

The Group I, Group II, Group III, and Group IV Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II, III, and IV mortgage loans prior to the Group I, Group II, Group III, and Group IV Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II, III, and IV, will initially equal [2.95]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [1.80]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.00]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [0.50]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II, III and IV mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II, Group III, and Group IV Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan groups I, II, III, and IV mortgage loans may be used to pay principal or interest, or both, to Senior Certificates (other than the Group V Certificates) unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, and IV; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, or Group IV Certificates for these types of losses.

Note:

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, and IV will equal the aggregate principal balance of the Groups I, II, III, IV and C-B Certificates.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

IV.

  CREDIT ENHANCEMENT (Group V)

Overcollateralization:

The group V mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group V Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group V Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group V mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group V mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group V mortgage loans.

Subordination:

The Class V-A-1 Certificates will have a payment priority over the Group V Subordinate Certificates.  Each class of Group V Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group V mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group V Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group V Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I, group II, group III and group IV mortgage loans will be allocated to Group V available funds increasing available excess interest.  These interest payments will be added to the Group V available funds concurrently with interest distributions being made on the Group I, II, III and IV Certificates.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR33.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; WMMSC.
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); WMMSC.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	December 1, 2002.
Pricing Date:	On or about December [ ], 2002.
Closing Date:	On or about December [27], 2002.
Settlement Date:	On or about December [30], 2002.
Offered Certificates:

Class I-A-1 and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 and Class II-X Certificates (the “Group II Certificates”);

Class III-A-1, Class III-A-2, III-A-3, III-A-4 and Class III-X Certificates (the “Group III Certificates”);

Class IV-A-1 Certificates (the “Group IV Certificates”);

Class V-A-1 Certificates (the “Group V Senior Certificates”);

Class V-M-1 and Class V-M-2 Certificates (the “Group V Subordinate Certificates”, and together with the Group V Senior Certificates and the Class V-X Certificates, the “Group V Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, and Group V Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group V Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class V-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in January 2003.
Accrual Periods:

For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group V Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

Delay Days:	24 days, except for the Group V Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, group III and group IV mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II, group III and group IV mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, Group IV and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group V mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group V mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group V Certificates.

Pricing Speeds (CPR):	For all Offered Certificates: 25% CPR.
Certificate Ratings:

The offered certificates are expected to be rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by one or both of Moody’s and S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[1,002,965,638] and consists of approximately [2,543] adjustable rate mortgage loans (with an initial fixed rate period of generally [6 months, 2, 3, 5 or 7] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of five groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 3 years; Group II is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group III is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of 7 years; and Group V is generally comprised of mortgage loans with an initial fixed rate period of 6 months, 2, 3 or 5 years.

NOTE:  Information contained herein reflects the December 1, 2002 Cut-off Date scheduled balances.

Revised collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV and V will equal the aggregate principal balance of the Groups I, II, III, IV, V and C-B Certificates.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

Designation

Number of Mortgage Loans

Cut-off Date Principal Balance

Group I

[268]

$[103,009,577]

Group II

[319]

$[132,223,253]

Group III

[1,344]

$[542,426,659]

Group IV

[121]

$[49,941,977]

Group V

[491]

$[174,405,408]

Approximately [10.13]%, [10.80]%, [16.30]%, [27.58]% and [2.72]% of the groups I, II, III, IV and V mortgage loans respectively require only payments of interest during the initial fixed period.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class V-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The offered certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

Priority of Distributions (Groups I – IV):	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I-IV)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - IV):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1, Class III-A-2, Class III-A-3 and Class III-A-4 Certificates, pro rata, until their Class Principal Balances have been reduced to zero.

On each distribution date, an amount up to the Group IV Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

Distributions of Principal (Group V):

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class V-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class V-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group V)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class V-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class V-M-1 Certificates, the Class V-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class V-M-2 Certificates, the Class V-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group V)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

Distribution of Monthly Excess Cashflow (Group V):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group V Certificates equals the Aggregate Loan Balance of the group V mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group V Certificates, in the following order of priority:

(a)

to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class V-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class V-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group V)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class V-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class V-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class V-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class V-M-1 Certificates, any Carryforward Interest for such class;

(6)    to the Class V-M-1 Certificates, any Deferred Amount for such class;

(7)    to the Class V-M-2 Certificates, any Carryforward Interest for such class;

(8)    to the Class V-M-2 Certificates, any Deferred Amount for such class;

(9)  to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

(10) to the Class V-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(11) to the Class AR Certificates, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class AR Certificates under this clause (11).

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

VI.

COLLATERAL DETAILS

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

REVISED COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE.  ON THE CLOSING DATE, THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN LOAN GROUPS I, II, III, IV AND V WILL EQUAL THE AGGREGATE PRINCIPAL BALANCE OF THE GROUPS I, II, III, IV, V AND C-B CERTIFICATES.

	G1	G2	G3	G4	G1-4	G5
No of Loans	268	319	1344	121	2052	491
Total Scheduled Balance	103,009,577.25	132,223,252.56	542,426,659.44	49,941,976.85	827,601,466.11	174,405,408.36
Avg Scheduled Balance	384,364.09	414,492.95	403,591.26	412,743.61	403,314.55	355,204.50
Minimum Scheduled Balance	38,400.00	48,296.27	61,561.39	98,189.84	38,400.00	31,800.08
Maximum Scheduled Balance	1,465,850.43	1,500,000.00	1,434,500.01	999,999.99	1,500,000.00	1,000,000.00
WAC	5.225	5.647	5.607	5.694	5.571	7.011
WA/Net/Rate	4.868	5.280	5.239	5.322	5.204	6.689
WA/Gross/Margin	2.462	2.719	2.666	2.466	2.637	3.812
WAM	353	356	357	355	356	350
WA. Original Term	357	360	360	357	359	357
Months To Roll	31	56	57	82	55	30
Season	5	4	3	2	3	8
Wgt Avg LTV	69.27	68.66	68.33	64.52	68.27	77.14
FICO	729	736	735	740	735	698
First Rate Cap	3.623	5.213	5.100	5.000	4.928	3.730
Periodic Rate Cap	1.733	1.813	1.734	1.600	1.739	1.342
Wgt. AVG. Maximum Rate	10.932	13.132	12.566	10.694	12.340	12.591

Index Type	% G1	% G2	% G3	% G4	% G1-4	% G5
Treasury - 1 Year	18.24	65.47	52.16	3.24	47.11	23.76
Treasury - 3 Year	0.00	0.00	0.00	0.00	0.00	0.07
Libor - 1 Month	1.09	0.00	0.00	0.00	0.14	0.06
Libor - 6 Month	35.17	19.30	26.92	39.99	27.52	75.46
Libor - 1 Year	45.51	15.23	20.92	56.76	25.23	0.65
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Months to Next Rate Adj.	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 0	0.00	0.00	0.00	0.00	0.00	0.36
1 - 3	4.08	0.00	0.00	0.00	0.51	5.70
4 - 6	2.62	0.00	0.00	0.00	0.33	3.18
7 - 9	1.94	0.00	0.00	0.00	0.24	0.26
10 - 12	0.00	0.00	0.00	0.00	0.00	1.68
13 - 15	0.00	0.00	0.00	0.00	0.00	3.17
16 - 18	0.11	0.00	0.00	0.00	0.01	1.52
19 - 21	3.39	0.00	0.00	0.00	0.42	25.19
22 - 24	1.17	0.00	0.00	0.00	0.15	10.89
25 - 27	0.47	0.00	0.00	0.00	0.06	1.23
28 - 30	1.26	0.00	0.00	0.00	0.16	1.32
31 - 33	43.07	0.00	0.00	0.00	5.36	6.83
34 - 36	30.75	0.00	0.00	0.00	3.83	2.72
37 - 39	1.01	0.00	0.00	0.00	0.13	2.08
40 - 42	5.30	0.00	0.00	0.00	0.66	3.20
43 - 45	4.84	3.16	0.56	0.00	1.47	9.91
46 - 48	0.00	3.09	2.81	0.00	2.34	3.40
49 - 51	0.00	4.46	3.17	0.00	2.79	2.95
52 - 54	0.00	4.86	6.23	0.00	4.86	5.69
55 - 57	0.00	46.07	35.89	0.00	30.89	7.39
58 - 60	0.00	38.36	51.34	0.00	39.78	0.91
70 - 72	0.00	0.00	0.00	0.00	0.00	0.41
73 - 75	0.00	0.00	0.00	1.24	0.07	0.00
79 - 81	0.00	0.00	0.00	26.27	1.59	0.00
82 - 84	0.00	0.00	0.00	72.49	4.37	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Cut-off Date Mortgage Loan Principal Balances ($)	% G1	% G2	% G3	% G4	% G1-4	% G5
0.01 - 100,000.00	0.19	0.53	0.30	0.20	0.31	1.65
100,000.01 - 200,000.00	8.08	2.13	2.82	2.50	3.35	6.08
200,000.01 - 300,000.00	9.84	2.49	5.60	7.33	5.73	10.65
300,000.01 - 400,000.00	23.30	31.79	33.90	28.38	31.91	29.12
400,000.01 - 500,000.00	23.00	34.59	26.36	28.60	27.39	17.83
500,000.01 - 600,000.00	14.47	11.28	14.27	11.06	13.62	11.82
600,000.01 - 700,000.00	7.48	9.15	9.82	13.10	9.62	9.25
700,000.01 - 800,000.00	2.29	3.42	2.23	1.48	2.38	4.77
800,000.01 - 900,000.00	0.85	1.25	1.27	3.35	1.34	4.88
900,000.01 - 1,000,000.00	7.69	2.23	2.71	4.00	3.33	3.95
1,200,000.01 >=	2.81	1.13	0.72	0.00	1.01	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Mortgage Rates (%)	% G1	% G2	% G3	% G4	% G1-4	% G5
3.251 - 3.500	0.35	0.00	0.00	0.00	0.04	0.00
3.501 - 3.750	2.16	0.00	0.00	0.00	0.27	1.61
3.751 - 4.000	1.69	0.00	0.27	0.00	0.39	2.77
4.001 - 4.250	1.76	0.56	0.07	0.00	0.35	0.91
4.251 - 4.500	4.37	0.07	0.40	0.43	0.84	0.00
4.501 - 4.750	11.07	0.82	1.41	1.11	2.50	0.00
4.751 - 5.000	18.94	3.65	5.64	0.33	6.66	0.70
5.001 - 5.250	15.73	14.40	15.71	2.08	14.68	0.76
5.251 - 5.500	13.13	24.77	24.05	25.78	22.91	0.48
5.501 - 5.750	13.07	23.21	22.22	37.33	22.15	0.57
5.751 - 6.000	11.69	17.85	16.05	28.10	16.52	1.55
6.001 - 6.250	4.52	7.86	9.84	3.32	8.47	4.23
6.251 - 6.500	0.93	6.13	3.56	1.52	3.52	13.78
6.501 - 6.750	0.58	0.68	0.77	0.00	0.69	11.02
6.751 - 7.000	0.00	0.00	0.00	0.00	0.00	15.32
7.001 - 7.250	0.00	0.00	0.00	0.00	0.00	10.51
7.251 - 7.500	0.00	0.00	0.00	0.00	0.00	9.69
7.501 - 7.750	0.00	0.00	0.00	0.00	0.00	6.86
7.751 - 8.000	0.00	0.00	0.00	0.00	0.00	6.88
8.001 - 8.250	0.00	0.00	0.00	0.00	0.00	3.34
8.251 - 8.500	0.00	0.00	0.00	0.00	0.00	3.28
8.501 - 8.750	0.00	0.00	0.00	0.00	0.00	1.35
8.751 - 9.000	0.00	0.00	0.00	0.00	0.00	2.38
9.001 - 9.250	0.00	0.00	0.00	0.00	0.00	0.35
9.251 - 9.500	0.00	0.00	0.00	0.00	0.00	0.43
9.501 - 9.750	0.00	0.00	0.00	0.00	0.00	0.46
9.751 - 10.000	0.00	0.00	0.00	0.00	0.00	0.24
10.001 - 10.250	0.00	0.00	0.00	0.00	0.00	0.30
10.501 - 10.750	0.00	0.00	0.00	0.00	0.00	0.09
11.251 - 11.500	0.00	0.00	0.00	0.00	0.00	0.16
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Gross Margin	% G1	% G2	% G3	% G4	% G1-4	% G5
1.501 - 1.750	0.35	0.00	0.00	0.00	0.04	0.23
1.751 - 2.000	2.81	0.37	0.13	0.00	0.50	3.42
2.001 - 2.250	55.72	14.41	20.89	56.76	26.36	5.00
2.251 - 2.500	0.71	3.20	2.49	0.00	2.23	0.34
2.501 - 2.750	36.39	67.85	69.63	43.24	63.62	26.77
2.751 - 3.000	1.09	10.00	4.41	0.00	4.63	8.36
3.001 - 3.250	0.62	2.19	1.45	0.00	1.38	0.00
3.251 - 3.500	1.79	1.17	0.52	0.00	0.75	0.26
3.501 - 3.750	0.52	0.00	0.18	0.00	0.18	1.17
3.751 - 4.000	0.00	0.81	0.19	0.00	0.25	3.34
4.001 - 4.250	0.00	0.00	0.03	0.00	0.02	5.97
4.251 - 4.500	0.00	0.00	0.00	0.00	0.00	9.70
4.501 - 4.750	0.00	0.00	0.00	0.00	0.00	7.63
4.751 - 5.000	0.00	0.00	0.07	0.00	0.04	25.25
5.251 - 5.500	0.00	0.00	0.00	0.00	0.00	0.30
5.501 - 5.750	0.00	0.00	0.00	0.00	0.00	0.27
5.751 - 6.000	0.00	0.00	0.00	0.00	0.00	1.47
6.001 - 6.250	0.00	0.00	0.00	0.00	0.00	0.07
6.501 - 6.750	0.00	0.00	0.00	0.00	0.00	0.38
6.751 - 7.000	0.00	0.00	0.00	0.00	0.00	0.08
Total:	100.00	100.00	100.00	100.00	100.00	100.00

FICO	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 100	0.00	0.48	0.38	0.00	0.33	0.38
101 - 550	0.11	0.00	0.00	0.00	0.01	0.00
551 - 579	0.00	0.00	0.00	0.00	0.00	0.05
580 - 619	0.43	0.00	0.00	0.00	0.05	0.84
620 - 659	3.35	4.09	4.08	2.55	3.90	22.02
660 - 699	25.35	18.31	16.67	13.24	17.81	30.00
700 - 729	18.89	18.41	21.35	20.80	20.54	19.51
730 >=	51.86	58.70	57.52	63.42	57.36	27.20
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Documentation Type	% G1	% G2	% G3	% G4	% G1-4	% G5
Full	81.63	74.42	77.61	75.59	77.48	31.60
Reduced	17.56	25.04	21.46	24.41	21.72	32.56
No Ratio	0.52	0.00	0.20	0.00	0.19	9.32
No Income/ No Asset	0.29	0.00	0.23	0.00	0.19	10.62
Stated Income / Stated Assets	0.00	0.54	0.51	0.00	0.42	15.91
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Ceiling Rate (%)	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 0.000	1.93	0.81	0.34	0.00	0.59	0.90
1.751 - 2.000	0.00	0.00	0.00	0.00	0.00	0.11
5.751 - 6.000	0.11	0.00	0.00	0.00	0.01	0.00
8.751 - 9.000	0.00	0.00	0.27	0.00	0.18	0.00
9.001 - 9.250	0.00	0.56	0.07	0.00	0.13	0.00
9.251 - 9.500	0.00	0.07	0.40	0.43	0.30	0.00
9.501 - 9.750	0.00	0.82	1.41	1.11	1.12	0.00
9.751 - 10.000	0.93	3.10	5.64	0.33	4.33	0.00
10.001 - 10.250	2.07	12.43	13.66	2.08	11.32	0.71
10.251 - 10.500	5.71	19.56	19.89	25.78	18.43	0.00
10.501 - 10.750	12.54	13.15	15.35	37.33	15.98	0.00
10.751 - 11.000	26.57	7.82	7.49	28.10	11.16	2.02
11.001 - 11.250	17.70	1.20	3.24	3.32	4.72	3.67
11.251 - 11.500	11.68	2.05	1.74	1.52	3.01	6.74
11.501 - 11.750	10.63	0.00	0.88	0.00	1.90	9.93
11.751 - 12.000	8.35	0.00	0.14	0.00	1.13	18.94
12.001 - 12.250	1.14	0.00	0.35	0.00	0.37	11.28
12.251 - 12.500	0.35	0.24	0.07	0.00	0.13	11.14
12.501 - 12.750	0.00	0.68	0.12	0.00	0.19	5.97
12.751 - 13.000	0.30	0.00	0.00	0.00	0.04	7.23
13.001 - 13.250	0.00	0.00	0.00	0.00	0.00	2.95
13.251 - 13.500	0.00	0.00	0.00	0.00	0.00	3.21
13.501 - 13.750	0.00	0.00	0.00	0.00	0.00	2.42
13.751 - 14.000	0.00	0.00	0.00	0.00	0.00	3.67
14.001 - 14.250	0.00	0.00	0.00	0.00	0.00	0.74
14.251 - 14.500	0.00	0.00	0.00	0.00	0.00	0.36
14.501 - 14.750	0.00	0.00	0.00	0.00	0.00	0.62
14.751 - 15.000	0.00	0.00	0.00	0.00	0.00	0.47
15.001 - 15.250	0.00	0.00	0.00	0.00	0.00	0.35
15.251 - 15.500	0.00	0.00	0.00	0.00	0.00	0.37
15.501 - 15.750	0.00	0.00	0.00	0.00	0.00	0.23
15.751 - 16.000	0.00	0.55	0.00	0.00	0.09	0.20
16.001 - 16.250	0.00	0.97	0.28	0.00	0.34	0.26
16.251 - 16.500	0.00	1.00	1.62	0.00	1.22	0.18
16.501 - 16.750	0.00	2.60	1.31	0.00	1.27	0.31
16.751 - 17.000	0.00	2.15	2.50	0.00	1.98	0.00
17.001 - 17.250	0.00	5.44	3.10	0.00	2.90	0.00
17.251 - 17.500	0.00	4.63	3.60	0.00	3.10	0.12
17.501 - 17.750	0.00	5.71	4.00	0.00	3.53	0.00
17.751 - 18.000	0.00	4.32	4.30	0.00	3.51	0.00
18.001 - 18.250	0.00	4.00	3.47	0.00	2.92	0.00
18.251 - 18.500	0.00	2.67	2.74	0.00	2.22	0.03
18.501 - 18.750	0.00	2.42	2.03	0.00	1.71	0.00
18.751 - 19.000	0.00	1.07	0.00	0.00	0.17	4.87
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Property Type	% G1	% G2	% G3	% G4	% G1-4	% G5
Single Family Residence	68.00	72.66	66.23	66.93	67.52	67.75
Townhouse	0.00	0.09	0.32	0.00	0.23	0.93
Condo	3.10	6.85	7.22	0.85	6.26	10.43
2-4 Family	1.55	0.34	0.91	0.00	0.84	6.09
Co-op	0.00	0.00	0.00	0.00	0.00	0.50
PUD	27.35	20.06	25.32	32.22	25.15	13.68
FNMH	0.00	0.00	0.00	0.00	0.00	0.62
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Occupancy Status	% G1	% G2	% G3	% G4	% G1-4	% G5
Primary	93.75	96.02	96.38	96.49	96.00	87.37
Second Home	2.52	3.24	2.67	3.51	2.79	3.58
Investment	3.73	0.74	0.95	0.00	1.21	9.04
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Purpose	% G1	% G2	% G3	% G4	% G1-4	% G5
Purchase	32.15	29.58	24.92	19.24	26.22	59.29
Refinance - Rate Term	42.93	49.36	53.93	45.46	51.32	15.10
Refinance - Cashout	24.92	21.07	21.15	35.30	22.46	25.02
Construction/Permanent	0.00	0.00	0.00	0.00	0.00	0.59
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Original LTV Ratio	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 50.00	9.17	9.51	11.23	15.66	10.97	2.33
50.01 - 55.00	9.65	4.71	6.00	8.50	6.40	1.55
55.01 - 60.00	3.87	6.22	6.51	15.70	6.69	1.48
60.01 - 65.00	6.32	9.30	7.75	9.39	7.92	4.23
65.01 - 70.00	14.85	16.77	13.13	10.97	13.79	12.75
70.01 - 75.00	16.67	19.15	17.26	13.48	17.26	14.62
75.01 - 80.00	35.25	31.49	35.10	24.71	33.92	45.98
80.01 - 85.00	0.62	0.36	0.66	1.17	0.64	0.98
85.01 - 90.00	2.46	2.10	1.62	0.00	1.70	8.80
90.01 - 95.00	1.14	0.40	0.67	0.43	0.67	6.54
95.01 - 100.00	0.00	0.00	0.06	0.00	0.04	0.74
Total:	100.00	100.00	100.00	100.00	100.00	100.00

State	% G1	% G2	% G3	% G4	% G1-4	% G5
Alabama	0.70	0.00	0.05	0.52	0.15	0.17
Arizona	3.84	0.94	2.15	6.29	2.42	2.45
Arkansas	0.04	0.00	0.00	0.00	0.00	0.19
California	39.53	39.90	46.68	41.70	44.40	48.65
Colorado	4.08	3.10	4.27	10.27	4.42	2.99
Connecticut	1.40	1.62	0.98	1.08	1.14	0.22
Delaware	0.00	0.00	0.00	0.00	0.00	0.28
District of Columbia	0.36	0.31	0.45	0.86	0.44	0.24
Florida	6.19	2.50	2.96	0.66	3.15	7.69
Georgia	13.44	2.44	2.09	7.17	3.86	6.94
Hawaii	0.00	0.00	0.00	0.00	0.00	0.51
Idaho	0.00	0.00	0.10	0.00	0.06	0.00
Illinois	1.96	7.27	5.67	1.44	5.21	1.83
Indiana	0.79	0.68	0.63	1.45	0.71	0.21
Iowa	0.00	0.00	0.08	0.00	0.05	0.14
Kansas	0.00	0.10	0.00	0.00	0.02	0.00
Kentucky	0.91	0.30	0.25	0.00	0.32	0.41
Louisiana	0.42	0.00	0.00	0.00	0.05	0.18
Maine	0.00	0.00	0.13	0.00	0.08	0.40
Maryland	3.34	1.94	1.44	6.65	2.07	0.44
Massachusetts	1.12	6.42	4.42	1.18	4.13	1.84
Michigan	3.29	5.88	6.18	2.00	5.52	1.82
Minnesota	0.39	0.62	0.46	0.00	0.45	0.38
Mississippi	0.00	0.00	0.00	0.00	0.00	0.07
Missouri	0.00	0.97	0.39	1.80	0.52	0.93
Montana	0.00	0.00	0.16	0.00	0.10	0.00
Nebraska	0.00	0.00	0.00	0.00	0.00	0.21
Nevada	0.57	0.33	0.92	0.00	0.73	2.38
New Hampshire	0.00	0.32	0.16	0.00	0.16	0.75
New Jersey	0.29	3.49	2.52	2.57	2.40	1.78
New Mexico	0.49	0.13	0.02	0.00	0.09	0.20
New York	3.33	2.50	1.19	0.00	1.59	4.81
North Carolina	1.34	4.44	2.76	1.84	2.79	1.43
Ohio	0.89	1.64	1.14	0.00	1.12	1.01
Oklahoma	0.00	0.00	0.00	0.00	0.00	0.27
Oregon	0.35	1.83	0.52	0.30	0.69	0.45
Pennsylvania	0.19	1.17	0.54	0.00	0.56	1.55
Rhode Island	0.00	0.00	0.06	0.00	0.04	0.00
South Carolina	0.81	0.09	0.75	1.00	0.67	0.47
Tennessee	0.09	0.37	0.13	0.00	0.15	0.55
Texas	3.04	3.08	1.76	2.82	2.19	1.79
Utah	0.92	0.38	0.57	0.00	0.55	0.47
Vermont	0.00	0.11	0.08	0.00	0.07	0.00
Virginia	3.60	1.87	3.25	7.02	3.30	0.93
Washington	2.32	2.51	3.22	1.36	2.88	1.83
West Virginia	0.00	0.00	0.00	0.00	0.00	0.05
Wisconsin	0.00	0.77	0.81	0.00	0.66	0.03
Wyoming	0.00	0.00	0.08	0.00	0.05	0.06
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Original Term	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 180	0.00	0.00	0.00	1.55	0.09	0.02
181 - 300	4.20	0.00	0.17	0.00	0.64	4.14
301 - 360	95.80	100.00	99.83	98.45	99.27	95.84
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Stated Remaining Term	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 180	0.00	0.00	0.00	1.55	0.09	0.02
181 - 240	0.00	0.00	0.09	0.00	0.06	0.10
241 - 280	0.11	0.00	0.00	0.00	0.01	0.00
281 - 320	4.20	0.00	0.08	0.00	0.58	5.57
321 - 360	95.69	100.00	99.83	98.45	99.26	94.31
Total:	100.00	100.00	100.00	100.00	100.00	100.00

Seasoning (Months)	% G1	% G2	% G3	% G4	% G1-4	% G5
<= 0	1.08	0.00	1.46	5.06	1.40	0.00
1 - 5	85.81	84.50	85.62	93.70	85.95	57.80
6 - 10	1.80	6.93	8.10	0.00	6.64	16.12
11 - 15	4.33	6.45	4.59	1.24	4.65	10.35
16 - 20	6.21	2.13	0.23	0.00	1.26	10.80
21 - 25	0.66	0.00	0.00	0.00	0.08	2.57
26 - 30	0.00	0.00	0.00	0.00	0.00	0.22
31 - 35	0.00	0.00	0.00	0.00	0.00	0.20
36 - 40	0.00	0.00	0.00	0.00	0.00	0.36
41 - 45	0.00	0.00	0.00	0.00	0.00	1.02
46 - 50	0.00	0.00	0.00	0.00	0.00	0.46
51 - 55	0.00	0.00	0.00	0.00	0.00	0.05
56 - 60	0.00	0.00	0.00	0.00	0.00	0.03
76 - 80	0.11	0.00	0.00	0.00	0.01	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

CSFB 02-AR33 - Price/Yield - [IIIA2]					CSFB 02-AR33 - Price/Yield - [IIIA2]

Balance	Call Desk	Delay	24	WAC(3)	5.6069
Coupon	5.2186	Dated	12/1/2002	NET(3)	5.2386
Settle	12/30/2002	First Payment	1/25/2003	WAM(3)	357

*PAYS GROUP NET WAC LESS [0.02%] - APPROX. NET RESET MARGIN OF [2.280%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)
RUN TO BALLOON IN MONTH 57 / 5 % CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-21+	4.623	4.465	4.429	4.370	4.263	4.005	3.659	3.188	2.601	1.789
101-22+	4.613	4.453	4.416	4.357	4.248	3.986	3.634	3.157	2.561	1.736
101-23+	4.604	4.441	4.403	4.343	4.233	3.966	3.610	3.125	2.520	1.684
101-24+	4.594	4.429	4.391	4.330	4.217	3.947	3.585	3.094	2.480	1.631
101-25+	4.584	4.417	4.378	4.316	4.202	3.928	3.561	3.062	2.440	1.579
101-26+	4.575	4.405	4.365	4.303	4.187	3.909	3.537	3.031	2.400	1.526
101-27+	4.565	4.393	4.353	4.289	4.172	3.890	3.512	2.999	2.359	1.474
101-28+	4.556	4.381	4.340	4.276	4.157	3.871	3.488	2.968	2.319	1.422
101-29+	4.546	4.369	4.328	4.262	4.142	3.852	3.463	2.937	2.279	1.370
101-30+	4.537	4.357	4.315	4.249	4.126	3.833	3.439	2.905	2.239	1.317
101-31+	4.527	4.345	4.302	4.235	4.111	3.814	3.415	2.874	2.199	1.265
102-00+	4.517	4.333	4.290	4.222	4.096	3.795	3.391	2.843	2.159	1.213
102-01+	4.508	4.321	4.277	4.208	4.081	3.776	3.366	2.811	2.118	1.161
102-02+	4.498	4.308	4.265	4.195	4.066	3.757	3.342	2.780	2.078	1.109
102-03+	4.489	4.296	4.252	4.181	4.051	3.738	3.318	2.749	2.038	1.057
102-04+	4.479	4.285	4.240	4.168	4.036	3.719	3.294	2.717	1.998	1.005
102-05+	4.470	4.273	4.227	4.155	4.021	3.700	3.269	2.686	1.959	0.953

Spread @
Center Price*	155	173	176	180	184	184	170	137	78	-8
WAL	3.615	2.829	2.694	2.502	2.212	1.727	1.329	1.014	0.782	0.594
Mod Durn	3.192	2.538	2.425	2.263	2.017	1.602	1.255	0.973	0.76	0.584
Principal Window	Jan03 - Sep07	Jan03 - Sep07	Jan03 - Sep07	Jan03 - Sep07	Jan03 - Sep07	Jan03 - Sep07	Jan03 - Mar07	Jan03 - Mar06	Jan03 - Jun05	Jan03 - Nov04
Accrued Interest	525486.47	525486.47	525486.47	525486.47	525486.47	525486.47	525486.47	525486.47	525486.47	525486.47

LIBOR_1MO	1.32375	1.32375	1.32375	1.32375	1.32375	1.32375	1.32375	1.32375	1.32375	1.32375
LIBOR_6MO	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42
LIBOR_1YR	1.56	1.56	1.56	1.56	1.56	1.56	1.56	1.56	1.56	1.56
CMT_1 YR	1.46	1.46	1.46	1.46	1.46	1.46	1.46	1.46	1.46	1.46

*SPREAD TO N

N Mat. 25YR .5YR 1.OYR 1.5YR 2YR 3YR 4YR 5YR
Yld 1.41 1.421 1.56 1.871 2.186 2.737 3.155 3.495

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY PRICING

CSFB-2002-AR33-G5-M1 - Price/Yield - VA1								CSFB 2002-AR33 CLASS V-A-1

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.42	WAC(5)	7.0105
Coupon*	1.9200	Dated	12/27/2002	Mult / Margin	1 / 0.50	NET(5)	6.6890
Settle	12/30/2002	First Payment	1/25/2003	HARD CAP	11.00	WAM(5)	350

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP V 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	1.928	1.928	1.928	1.928	1.928	1.928	1.928	1.928	1.928	1.928	Yield
100-00	50	50	50	50	50	50	50	50	50	50	Disc
											Margin
WAL	7.14	3.85	3.49	3.05	2.49	2.07	1.75	1.49	1.27	0.95
Mod Durn	6.41	3.62	3.31	2.91	2.40	2.01	1.70	1.46	1.25	0.94
Principal Window	Jan03 - Jan24	Jan03 - Mar15	Jan03 - Feb14	Jan03 - Oct12	Jan03 - Jan11	Jan03 - Sep09	Jan03 - Sep08	Jan03 - Nov07	Jan03 - Mar07	Jan03 - Mar06
Accrued Interest	26788.64	26788.64	26788.64	26788.64	26788.64	26788.64	26788.64	26788.64	26788.64	26788.64

LIBOR_1MO	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42
LIBOR_6MO	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42
LIBOR_1YR	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571
CMT_1YR	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488
CMT_3YR	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR33-G5-M1 - Price/Yield - VM1								CSFB 2002-AR33 CLASS V-M-1

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.42	WAC(5)	7.0105
Coupon*	2.4700	Dated	12/27/2002	Mult / Margin	1 / 1.05	NET(5)	6.6890
Settle	12/30/2002	First Payment	1/25/2003	HARD CAP	11.00	WAM(5)	350

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP V 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.483	2.483	2.483	2.483	2.483	2.483	2.483	2.483	2.483	2.483	Yield
100-00	105	105	105	105	105	105	105	105	105	105	Disc
											Margin
WAL	11.788	6.368	5.796	5.123	4.364	3.894	3.606	3.447	3.402	3.236
Mod Durn	10.072	5.838	5.357	4.783	4.126	3.711	3.453	3.31	3.269	3.115
Principal Window	Sep08 - Jun23	Jan06 - Oct14	Jan06 - Oct13	Jan06 - Jun12	Jan06 - Sep10	Jan06 - Jun09	Feb06 - Jun08	Feb06 - Sep07	Feb06 - Feb07	Mar06 - Mar06
Accrued Interest	987.18	987.18	987.18	987.18	987.18	987.18	987.18	987.18	987.18	987.18

LIBOR_1MO	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42
LIBOR_6MO	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42
LIBOR_1YR	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571
CMT_1YR	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488
CMT_3YR	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR33-G5-M1 - Price/Yield - VM2							CSFB 2002-AR33 CLASS V-M-2

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.42	WAC(5)	7.0105
Coupon*	3.4200	Dated	12/27/2002	Mult / Margin	1 / 2.00	NET(5)	6.6890
Settle	12/30/2002	First Payment	1/25/2003	HARD CAP	11.00	WAM(5)	350

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP V 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	3.444	3.444	3.444	3.444	3.444	3.444	3.444	3.444	3.444	3.444	Yield
100-00	200	200	200	200	200	200	200	200	200	200	Disc Margin

WAL	9.545	5.036	4.588	4.086	3.556	3.266	3.134	3.1	3.107	3.146
Mod Durn	8.035	4.585	4.212	3.789	3.335	3.083	2.967	2.938	2.944	2.978
Principal Window	Sep08 - Nov17	Jan06 - Jan11	Jan06 - Apr10	Jan06 - May09	Jan06 - Mar08	Jan06 - May07	Jan06 - Sep06	Jan06 - Mar06	Jan06 - Feb06	Jan06 - Mar06
Accrued Interest	621.42	621.42	621.42	621.42	621.42	621.42	621.42	621.42	621.42	621.42

LIBOR_1MO	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42
LIBOR_6MO	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42	1.42
LIBOR_1YR	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571	1.571
CMT_1YR	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488	1.488
CMT_3YR	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB 2002-AR33

December 17, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mailto:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mailto:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3831	212-743-4686	mailto:brian.murphy.2@csfb.com
Andrew Belcher Associate Whole Loan ARM Structuring	212-538- 3831	212-743-5384	mailto:andrew.belcher@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mailto:john.p.graham@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-743-5260	mailto:mark.roszko@csfb.com
Cathy Oh Associate	212-325-2677	212-743-5260	mailto:cathy.oh@csfb.com